SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made as of April 11, 2013 by and between BURTON 6, LLC, a Tennessee limited liability company ("Landlord"), and AMSURG CORP., a Tennessee corporation ("Tenant").

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement dated December 27, 2012, as amended by that certain First Amendment to Lease Agreement dated as of February 15, 2013 (collectively, the "Lease"), pursuant to which Landlord leased to Tenant that certain Building to be constructed by Landlord located on Burton Hills Boulevard, Nashville, Tennessee, and to contain 109,751 rentable square feet (the "Premises").

B. Landlord and Tenant wish to amend the Lease as described herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. SITE PLAN. Exhibit B attached to the Lease is hereby deleted and replaced with Exhibit B attached hereto.

2. MISCELLANEOUS. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Lease. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises is located. In the event of conflict or inconsistency between the provisions of this Amendment and any provisions of the Lease, the provisions of this Amendment shall govern. Except as set forth in this Amendment, all of the terms and conditions of the Lease shall continue in full force and effect throughout the term of the Lease.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

LANDLORD:

BURTON 6, LLC,
a Tennessee limited liability company

By:	/s/ John W. Eakin
Name:	John W. Eakin
Title:	Manager

TENANT:

AMSURG CORP.,
a Tennessee corporation

By:	/s/ Christopher R. Kelly
Name:	Christopher R. Kelly
Title:	Vice President